SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 30, 2002


                                 S.W. LAM, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-22049
                            (Commission file number)

          Nevada                                         62-1563911
----------------------------              --------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
 of incorporation)


             Unit 25-32, 2nd Floor, Block B, Focal Industrial Centre
                      21 Man Lok Street, Hunghom, Hong Kong
            ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (852) 2766 3688
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant


     (a) On August 22, 2002, Price Waterhouse Coopers ("PWC") advised S.W. Lam, Inc. (the "Company") that it would be unable to act as the Company's independent accountant, Arthur Andersen &Co. ("AA") which had served as the Company's independent accountant, combined with PWC on June 30, 2002. The newly combined entity declined to accept the engagement as the Company's independent accountants, although AA had previously acted in such capacity.

     AA's audit report on the financial statements of the Company as of March 31, 2001 and for the two years ended March 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of AA, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of AA, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of AA, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

     (b) On July 1, 2002, the Company engaged PricewaterhouseCoopers ("PWC") as its new independent accountants. Prior to the engagement of PWC, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with PWC regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by PWC. However, before performing any services for the Company, PWC advised the Company that it would not accept the engagement as the Company's independent accountant. This appointment had been reported in an 8-K dated June 30, 2002.

     On August 22, 2002, the Company engaged Moore, Stephens Wurth Frazer and Torbet, LLP ("Moore Stephens") as its new independent accountants. Prior to the engagement of Moore Stephens the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Moore Stephens regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Moore Stephens.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                S.W. LAM, INC.


August 28, 2002                         By: /s/ Lam Sai Wing
                                           ------------------------------
                                           Lam Sai Wing
                                           President and Chief Executive Officer